Exhibit 99.1

Trinity Industries, Inc. BB&T Transportation Services Conference February, 2007

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Company Overview Trinity operates in five distinct business groups: Note: Revenue and Operating Profit percentages for LTM as of September 30, 2006 for outside revenues.

Strong Industry Dynamics Railcar and Barge Industry Fundamentals are Strong Railcar and Barge fleet utilization is very high Growth of the economy Increased demand for coal, grain, cement, aggregates, and other basic materials Replacement cycle is a key influencer on demand 44% of railcars, or approximately 690,000 railcars, are over 25 years old 39% of hopper barges and 60% of tank barges are 21+ years old Strong backlog Trinity's Rail backlog was approx. 35,850 railcars at Q4 06 vs. approx. 18,800 at Q4 05 Trinity's Barge backlog was $424mm at Q3 06 vs. $281mm at Q3 05 Renewable fuels growth has increased demand Oil prices are increasing demand for cost-efficient rail & barge shipping Construction Products Group is Benefiting from Passage of the Federal Highway Bill Six-year, $286 billion vs. $218 billion in the previous Bill Directly impacts Trinity's Concrete, Aggregates, Highway Products, and Structural Bridge businesses Energy Equipment Group is benefiting from the Passage of the Energy Bill Provides a tax credit for Wind Energy for 2007 and 2008

Trinity's Key Differentiators Create a Unique Value Broad product offerings One-stop shopping for customers Minimizes product volatility Multi-industry with synergistic connections Unique customer connections Centralized cost-savings Manufacturing synergies Industry-leading position in Mexico Decades of in-country operating experience Provides benefits across multiple product lines Opportunistic approach in managing manufacturing flexibility Resources directed toward highest and best use Quick response to market changes and customer needs These differentiators provide the foundation for Trinity's strategies

Trinity's Strategic Summary Maximize earnings during the upswing Continuously search for ways to improve operating performance Diversify earnings base to stabilize cyclical downswings Expand leasing expertise Maintain a persistent and patient acquisition strategy Maintain a financial platform to support growth Direct resources in areas allowing us to quickly respond to opportunities Divest non-performing and non-core assets

EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.063 1487.3 93.504 50 2003 0.073 1432.8 101 125 2004 0.052 2198.1 98.2 200 2005 0.1 2902 296 275 LTM 9/06 0.1141 3016 462 350 Trinity Highlights Trinity's Revenue Summary 2003 - LTM 9/06 (1) (1) After eliminations Revenue Line 3 Revenue Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 1487.3 1487.3 2003 1260 1432.8 2004 1965 2198.1 2005 2709.706 2902 LTM 9/06 3111 3016 Q3 06 was another solid quarter across the board Revenues increased 17% to $810mm compared to $694mm for the same period in 2005 Operating profit increased to $101mm in Q3 06 vs. $58mm in Q3 05 Trinity's operating margin of 12.4% vs. 8.4% in Q3 05 Reported income from continuing operations of $55mm in Q3 06, as compared to $33mm in Q3 05 Divested of European Rail business YTD results reflect rate of improvements* Revenues grew 20% from $2.0 billion to $2.4 billion, led by: 21% growth ($281mm) in Rail 67% growth ($107mm) in Inland Barge 50% growth ($79mm) in Energy Equipment Operating profit grew 113%, or $151mm to $285mm Operating margin increased from 6.7% to 11.9% EBITDA rose 81% from $205mm to $371mm Reported net income from continuing operations of $158mm as compared to $71mm Trinity's EBITDA Summary 2003 - LTM 9/06 (1) (1) EBITDA from Continuing Operations 8.0% 5.0% 10.9% 14.9% ($mm) ($mm) * 9 mos. 2005 vs. 9 mos 2006

Industry shipments of 75,600 with year-end backlog of 87,600 cars Trinity shipments increased to over 25,250 cars in 2006 from 22,900 in 2005 Trinity orders totaled 42,400, representing 45% of the Industry total Trinity's order backlog was approximately 35,850 railcars at year-end vs. approximately 18,800 at 12/31/05 Margins of 11.3% in Q3 06 vs. 8.3% in Q3 05 Revenue Operating Profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 734637 -2.2 2004 1255892 -20.3 2005 1953525 135.01 LTM 9/06 2096415 240.8 Rail Group Largest producer of railcars in North America. Plants in the United States and Mexico manufacture a full line of railcars, including tank cars, box cars, gondolas, intermodal cars, covered and open hoppers and auto carriers. Trinity is the largest North American manufacturer of railcar axles and coupling devices, and also manufactures and sells railcar components such as auto carrier doors and accessories, discharge gates, yokes and hitches. 2006 Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) (0.4%) 11.5% (1.9%) 7.4% ($2.2) ($20.3) $135.0 $240.8

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 75619 2007P 68162 2008P 65034 2009P 61984 2010P 62496 2011P 61952 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and EPA reports 25 years from peak 63,900 cars per year avg. 2007P - 2011P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970's Change in tax status affected shipments

Trinity's Historical Market Share Through internal expansion and external acquisitions, TrinityRail has become the leading manufacturer of rail equipment in North America TrinityRail has produced over 43% of all railcars in North America since 1994

Railcar Leasing and Management Services Group ("TILC") Leading provider of comprehensive railcar fleet management services: from leasing and financing options, administration, regulatory compliance and tax preparation to optimization, asset and inventory management, maintenance and repairs. Trinity's owned and leased fleet is approx. 29,200 railcars at 9/30/06 Sales and marketing activities for both Trinity's Rail Group and Railcar Leasing and Management Services Group are coordinated under the trade name TrinityRail. Trinity provides a single point of contact for customers seeking rail equipment and services. Executed $355mm Asset Backed Security in May, 2006 for long-term financing Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 49892 2003 41 2004 42 2005 55.763 LTM 9/06 82.503 Leasing and Mgmt Services Historical Operating Profit 26.7% 23.2% 27.4% 33.2% ($mm)

Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 -4.7 2004 -14.8 2005 15.7 LTM 9/06 38 Revenues up 86% in Q3 06 vs. Q3 05 Profitability dramatically improving - Operating Profit/(Loss) margins increased from (7%) in FY 2004 to 11% in LTM 9/06 Trinity backlog of $424mm at Q3 06 vs. $281mm at Q3 05 Backlog extends into 2008 Replacement demand driver: 7,000 out of 17,800 hopper barges, or 39%, are 21+ years old 1,650 out of 2,750 tank barges, or 60%, are 21+ years old Inland Barge Group Largest manufacturer of barges that transport goods through U.S. inland waterways. Dry cargo barges transport grain, coal and aggregates. The Inland Barge Group also manufactures tank barges that carry liquid products. Largest U.S. manufacturer of fiberglass hopper barge covers used primarily on grain barges. Multiple barge manufacturing facilities strategically positioned on inland waterways enabling rapid delivery. Third Quarter 2006 Highlights Inland Barge Group Historical Operating Profit/(Loss) (1) Tank Barges Hopper Barges Transports grain & coal Transports liquids (1) Before eliminations ($mm) (7.0%) 6.5% (2.8%) 10.9%

Estimated Retirements New Builds 1999 1019 931 2000 1201 831 2001 862 655 2002 1139 596 2003 947 280 2004 942 510 2005 714 328 Age 0-5 Years 2459 6-10 Years 5461 11-15 Years 2677 16-20 Years 1306 21-25 Years 2738 26+ Years 5916 42% are 21+ years old Inland Barge Segment: Growth is Expected to be Driven by Replacement Demand Source: Information from industry sources and company estimates; as of 12/31/2005 12% 27% 13% 6% 29% 13% Retirements Have Exceeded New Builds - Hopper & Tank Age of North American Hopper & Tank Barge Fleet

Congressional & Regulation Improvements Positive for Growth of Construction and Energy Segments Federal Highway Bill provides growth opportunity Bill provides $286.5 billion over six years The Bill provides a 31% increase over the previous funding levels Each state guaranteed at least a 21% increase over amounts provided by previous Bill Increasing export opportunities for proprietary products Passage of Energy Bill extended tax credits to 2008 U.S. wind power slated to grow with emphasis on renewable energy sources Proprietary Highway Products Guardrail U.S. Wind Power Capacity Net Additions Structural Wind Towers 2002 410 2003 1687 2004 389 2005 2400 2006P 3400 2007P 3600 2008P 3750 2009P 4000 2010P 4200 Source: Emerging Energy Research; 12/31/2005

Revenue OP Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 37.5 2004 35.1 2005 55.31 LTM 9/06 60.4 Revenues up 14% in Q3 06 vs. Q3 05 Operating profit up 9% over Q3 05 Nationwide producer of Highway products Positioned in Texas with Concrete, Aggregates, and Bridge Structures Demand tied to construction projects and federal funding Outlook positive Consistent contributor to cash flow Construction Products Group Leading Texas producer of concrete, aggregates and structural bridge beams. Trinity manufactures more highway guardrails than any other U.S. company and has a line of proprietary products that includes guardrail end treatments and highway crash cushions. Construction Products Group Highlights Construction Products Group Historical Operating Profit(1) Concrete & Aggregates 305.3 Highway Products 181.2 Other 41.7 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 YTD 9/06 Revenue Mix (1) Before eliminations ($mm) 8.2% 6.6% 8.9% 8.8%

Revenue OP Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 10.9 2004 15.3 2005 31.9 LTM 9/06 47 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Revenues will grow from $11mm in 2004 to over $130mm in 2006 Market leader in Texas Converted Trinity plants previously idled during last cyclical downturn Energy Equipment Group Manufactures and sells products for energy related businesses, including structural wind towers, tank heads and pressure and non-pressure containers for the storage and transportation of liquefied gases and other liquid and dry products. Tank products include liquefied petroleum gas (LPG) container tanks, storage tanks, spherical tanks and cylinders. Leading U.S. producer of tank containers and tank heads for pressure vessels and the largest LPG container manufacturer in North America. Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit (1) Energy Equipment Group Historical Operating Profit (1) (1) Before eliminations 8.8% 10.0% 13.6% ($mm) 15.0%

Trinity Industries, Inc. BB&T Transportation Services Conference February, 2007